UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             NEWSTAR FINANCIAL, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                                         54-2157878
----------------------------------------                     -------------------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

    500 Boylston Street, Suite 1600
         Boston, Massachusetts                                   02116
----------------------------------------                  ----------------------
(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the                     If this form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and is                12(g) of the Exchange Act and is
effective upon filing pursuant                  effective upon filing pursuant
to General Instruction A.(c),                   to General Instruction A.(d),
please check the following box.[X]              please check the following box.
                                                [_]


              Securities Act registration statement file number to
                       which this form relates: 333-137513

       Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                         Name of Each Exchange on Which
      to be so Registered                         Each Class is to be Registered
      -------------------                         ------------------------------
 Common Stock, $0.01 par value                       NASDAQ Stock Market LLC

     Securities to be registered pursuant to Section 12(g) of the Act: None.


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in Registrant's prospectus, which constitutes a part of Registrant's Registration Statement on Form S-1 (File No. 333-137513), as may be amended from time to time, filed with the Securities and Exchange Commission, which information is incorporated by reference herein. Any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act which includes such description shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.           EXHIBITS

         Under the instruction as to exhibits with respect to Form 8-A, no exhibits are required to be filed because no other securities of the registrant are registered with the NASDAQ Stock Market LLC, and the shares of Common Stock registered hereby are not being registered pursuant to Section 12(g) of the Exchange Act of 1934, as amended.

















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



                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: December 13, 2006                             By:  /s/ John K. Bray
                                                        ------------------------
                                                         John K. Bray
                                                         Chief Financial Officer


















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